Exhibit 10.27

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (this “Second Amendment”) is made and entered into as of November 16, 2011 (the “Second Amendment Effective Date”), by and among Neenah Paper, Inc., a Delaware corporation (“Parent”), each subsidiary of Parent listed as a “Borrower” on the signature pages hereto (together with Parent, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of Parent listed as a “Guarantor” on the signature pages hereto (each a “Guarantor” and collectively the “Guarantors”), each of the financial institutions which is a signatory hereto (individually, a “Lender” and collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as agent for the Lenders (the “Agent”), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian collateral agent for the Lenders (the “Canadian Collateral Agent”).

RECITALS:

WHEREAS, the Borrowers, the Guarantors, the financial institutions from time to time party thereto, the Agent, and the Canadian Collateral Agent are parties to that certain Amended and Restated Credit Agreement dated as of November 5, 2009 (the “Original Credit Agreement”, and as amended, modified, restated and supplemented from time to time, the “Credit Agreement”).  Capitalized terms used but not defined herein have the meaning set forth in the Original Credit Agreement.

WHEREAS, the Credit Parties have requested that the Credit Agreement be amended to, among other things, allow Parent to repurchase its common stock in an aggregate amount up to (a) $15,000,000 from the Second Amendment Effective Date through December 31, 2012, and (b) $10,000,000 in the aggregate for any fiscal year of Parent commencing on or after January 1, 2013.

WHEREAS, subject to and upon the terms and conditions contained herein, the Lenders have agreed to the Credit Parties’ requests as set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           Amendments to the Credit Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this Second Amendment, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section 2 hereof, the Credit Agreement is hereby amended as of the Second Amendment Effective Date in the manner provided in this Section 1.

1.1           Additional Definitions.  Section 1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions of “Second Amendment” and “Stock Repurchases”, which shall read in full as follows:

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“Second Amendment” shall mean that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 16, 2011 among Parent, the other Borrowers, Guarantors, the Agent, the Canadian Collateral Agent and the Lenders party thereto.

“Stock Repurchases” shall mean, with respect to any period, all cash purchases by Parent of its of common stock made during such period.

1.2           Amendments to Definitions.  The definitions of “Fixed Charge Coverage Ratio” and “Loan Documents” contained in Section 1 of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

“Fixed Charge Coverage Ratio” shall mean, with respect to any Person and without duplication, the ratio of (a) EBITDA less (i) Capital Expenditures not funded by Indebtedness permitted by Section 7.1(c) or Section 7.1(m); less (ii) loans, advances and Investments made to Persons that are not Credit Parties, less (iii) cash payments of federal, state, provincial and local income or franchise taxes, plus (iv) Cash Dividends and other distributions with respect to Stock held by a Credit Party to the extent received in cash by a Credit Party from any Person that is not a Credit Party, to (b) the sum of (i) cash Interest Expense, plus (ii) Scheduled Principal Payments, plus (iii) Cash Dividends, plus (iv) Stock Repurchases (other than Stock Repurchases made prior to January 1, 2013), plus (v) the Quarterly Equipment Component Amortization Amount per three calendar month period in respect of scheduled reductions, if any, of the Equipment Component as set forth in clause (a) of the definition of Equipment Component, plus (vi) the Quarterly Real Estate Component Amortization Amount per three calendar month period in respect of scheduled reductions, if any, of the Real Estate Component as set forth in clause (a) of the definition of Real Estate Component.

All components of the Fixed Charge Coverage Ratio shall be determined for the applicable Person on a Consolidated basis, without duplication and for the four (4) most recent consecutive fiscal quarters of the applicable Person ending on or prior to the date of determination; provided, that the results of operation of the Offshore Entities and their subsidiaries, including, without limitation, Neenah Germany and its subsidiaries, shall be excluded in the calculation of Fixed Charge Coverage Ratio.

“Loan Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Notes, the Applications, the Security Documents, the Guaranties, the Contribution Agreement, the Joinder Agreements, the Letters of Credit, all instruments, certificates and agreements now or hereafter executed and delivered to the Agent, the Canadian Collateral Agent and/or the Lenders in connection with or pursuant to any of the foregoing (including without limitation, any fee letter between the Agent, JPMorgan and/or any of its Affiliates and any Borrower relating to the transactions contemplated by this Agreement), and all

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amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

1.3           Amendment to Section 6.9 of the Credit Agreement.  Section 6.9 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

6.9           Use of Proceeds.  Subject to the terms and conditions contained herein, use the proceeds of the Loans (a) to finance ongoing working capital needs of the Credit Parties not otherwise prohibited herein; (b) for the issuance of Letters of Credit for the account of the Credit Parties in accordance with and subject to the terms of this Agreement; and (c) for general corporate purposes of the Credit Parties in the ordinary course of business and to finance acquisitions permitted under Section 7.4; provided, that no proceeds of any Loan shall be used (x) for any purpose which would constitute a violation of Regulation U (“Reg U”) of the Board of Governors of the Federal Reserve System or Regulations T or X of the Board of Governors of the Federal Reserve System or any successor regulation of any thereof or of any other rule, statute or regulation governing margin stock from time to time and (y) for any other purpose which would cause such Loan to be a “purpose credit” within the meaning of Reg U.  Following this transaction, no more than twenty-five percent (25%) (or such lesser percentage as may be established from time to time under Reg U or any successor statute) of the assets of Borrowers and their Subsidiaries, subject to any restriction on sale or pledge, will consist of, or be represented by margin stock.

1.4           Amendments to Section 7.11 of the Credit Agreement.  Section 7.11 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof in its entirety as follows:

(a)           Redeem (whether as a result of mandatory or optional redemption obligations or rights), purchase, retire or otherwise acquire, directly or indirectly, any shares of its Stock or any warrants or other similar instruments issued by any Credit Party or any Subsidiary thereof, except Stock Repurchases, so long as (A) no Default or Event of Default exists on the trade date for the applicable Stock Repurchase, or would result from such purchase, (B) the aggregate amount of such Stock Repurchases does not exceed (i) $15,000,000 in the aggregate for the period commencing on the Second Amendment Effective Date and ending on December 31, 2012, and (ii) $10,000,000 in the aggregate for any fiscal year of Parent commencing on or after January 1, 2013 (exclusive of amounts paid prior to January 1, 2013), (C) such Stock Repurchase has been duly authorized by Parent’s board of directors, and (D) the Borrowers shall have pro forma Availability of at least $25,000,000 on the trade date of such Stock Repurchase and, on an average basis, for the sixty (60)-day period before such trade date, in each case after giving effect to such Stock Repurchase;

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SECTION 2.           Conditions Precedent to Second Amendment.  This Second Amendment will be effective as of the Second Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

2.1           Counterparts.  The Agent will have received counterparts of this Second Amendment duly executed by each of the Credit Parties, the Agent, the Canadian Administrative Agent and by the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

2.2           Expenses.  To the extent invoiced, the Agent and the Canadian Collateral Agent shall have received payment or reimbursement of their out-of-pocket expenses in connection with this Second Amendment and any other out-of-pocket expenses of the Agent and the Canadian Collateral Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Agent and the Canadian Collateral Agent.

2.3           Other Documents.  The Agent shall have been provided with such documents, instruments and agreements, and Borrowers shall have taken such actions, in each case as the Agent may reasonably require in connection with this Second Amendment and the transactions contemplated hereby.

SECTION 3.           Representations and Warranties.  The Credit Parties hereby represent and warrant to the Lender Parties that:

3.1           the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, and the Credit Parties are in full compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Credit Agreement and the other Loan Documents;

3.2           no Default or Event of Default has occurred and is continuing under the Credit Agreement; and

3.3           this Second Amendment has been duly executed and delivered by the Credit Parties, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Credit Parties, enforceable against the Credit Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.           No Waiver.  Nothing contained in this Second Amendment shall be construed as a waiver by the Lender Parties of any covenant or provision of the Credit Agreement, the other Loan Documents, or of any other contract or instrument between the Credit

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Parties and any of the Lender Parties, and the failure of the Lender Parties at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Lender Parties to thereafter demand strict compliance therewith.  The Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Second Amendment and any other contract or instrument between the Credit Parties and the Lender Parties.

SECTION 5.           Survival of Representations and Warranties.  All representations and warranties made in this Second Amendment including any Loan Document furnished in connection with this Second Amendment shall survive the execution and delivery of this Second Amendment and the other Loan Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent to rely upon them.

SECTION 6.           Expenses.  As provided in Section 10.9 of the Credit Agreement, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this Second Amendment and all related documents.

SECTION 7.           Severability.  Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8.           APPLICABLE LAW.  THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.           Successors and Assigns.  This Second Amendment is binding upon and shall inure to the benefit of the Agent, Lenders and the Credit Parties and their respective successors and assigns, except the Credit Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Agent, other than as expressly permitted under the terms of the Credit Agreement.

SECTION 10.         Counterparts.  This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed signature page of this Second Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11.         Effect of Consent.  No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant, condition or duty by the Credit Parties shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

SECTION 12.         Headings.  The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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SECTION 13.         Reaffirmation of Loan Documents.  This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect.  All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 14.         Loan Document.  This Second Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

SECTION 15.         Entire Agreement.  THE CREDIT AGREEMENT, THIS SECOND AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS SECOND AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

SECTION 16.         Ratification of Guaranty.  Each Guarantor hereby consents to this Second Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Second Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Second Amendment, each reference in the Guaranty to the “Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, and (b) the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations secured thereby.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date set forth above.

BORROWERS:

NEENAH PAPER, INC.,
as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

NEENAH PAPER MICHIGAN, INC.,
as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

NPCC HOLDING COMPANY, LLC,
as a Borrower

By:	Neenah Paper, Inc., as its sole member

	By:	/s/ Bonnie C. Lind
	Name:	Bonnie C. Lind
	Title:	Senior Vice President, CFO and Treasurer

NEENAH PAPER FVC, INC.,
as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

[Signature Page]

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

NEENAH PAPER FR, LLC,
as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

[Signature Page]

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

The undersigned (i) acknowledges, consents and agrees to this Second Amendment and each of the terms and provisions contained herein, and (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED, CONSENTED AND
AGREED TO as of the date first above written:

NEENAH PAPER COMPANY OF CANADA,
as a Guarantor

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

[Signature Page]

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

JPMORGAN CHASE BANK, N.A.,
as a Lender, as the Agent and as Swingline Lender

By:	/s/ Jeff A Tompkins
Name:	Jeff A. Tompkins
Title:	Vice President

JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH,
as the Canadian Collateral Agent

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

[Signature Page]

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

[Signature Page]

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

UBS AG, Stamford Branch,
as a Lender

By:	/s/ Irja R. Olsa
Name:	Irja R. Olsa
Title:	Associate Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

[Signature Page]

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

GOLDMAN SACHS LENDING PARTNERS
LLC, as a Lender

By:	/s/ Lauren Day
Name:	Lauren Day
Title:	Authorized Signatory

[Signature Page]

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.